UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 24, 2025

BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
888 N. Douglas Street, Suite 100
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(866) 756-4112
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 26, 2025, Beyond Meat, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2024. The full text of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated by reference in this Item 2.02, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
2025 Reduction-in-Force
On February 24, 2025, the Board of Directors of the Company (the “Board”) approved a plan to reduce the Company’s current workforce in North America and the EU by approximately 44 employees, representing approximately 17% of the Company’s global non-production workforce (or approximately 6% of the Company’s total global workforce) (the “2025 RIF”). This decision was based on cost-reduction initiatives intended to reduce operating expenses.
The Company currently estimates that it will incur one-time cash charges of approximately $1.0 million to $1.5 million in connection with the 2025 RIF, primarily consisting of severance payments, employee benefits and related costs, in all cases, provided to departing employees. The Company expects that the majority of these charges will be incurred in the first quarter of 2025, subject to applicable legal requirements, which may delay the time these charges will be incurred beyond the end of the first quarter of 2025. The calculation of the charges the Company estimates it will incur are subject to uncertainties and based on a number of assumptions, including applicable legal requirements; the actual charges incurred may differ from the estimate disclosed above.
In aggregate, the 2025 RIF, combined with the elimination of certain open positions and changes to the executive leadership team, including as described below in Item 5.02, is expected to result in approximately $5.5 million to $6.5 million in cash compensation operating expense savings in 2025, and an additional approximately $1.0 million to $1.5 million in non-cash savings in 2025 related to previously granted, unvested stock-based compensation that would have vested in 2025.
Suspension of Operational Activities in China
In addition, as part of the Company’s continued review of its global operations, on February 24, 2025, the Board approved a plan to suspend the Company’s current operational activities in China, which are estimated to cease by the end of the second quarter of 2025. As part of this plan, the Company is reducing its workforce in China by approximately 20 employees, representing approximately 95% of the

Company’s China workforce (or approximately 3% of the Company’s total global workforce) (the “China RIF”). The decision was based on cost-reduction initiatives intended to reduce operating expenses.
In connection with the suspension of its current operational activities in China, including the China RIF, the Company currently estimates that it will incur one-time cash charges of approximately $0.5 million to $1.0 million, primarily consisting of severance payments, employee benefits and related costs, in all cases, provided to departing employees, and contract termination costs. The Company expects that the majority of these charges will be incurred in the first quarter of 2025, subject to applicable legal requirements, which may delay the time these charges will be incurred beyond the first quarter of 2025. In aggregate, the China RIF is expected to result in approximately $0.5 million to $1.0 million in cash compensation operating expense savings in 2025.
In addition, the Company currently estimates that it will incur one-time non-cash charges of approximately $12.0 million to $17.0 million, primarily related to accelerated depreciation and impairment charges and other write-downs on certain fixed assets in China. The Company expects that the majority of these charges will be incurred in the first quarter of 2025.
The calculation of the charges the Company estimates it will incur are subject to uncertainties and based on a number of assumptions, including applicable legal requirements and asset disposition plans; the actual charges incurred may differ from the estimates disclosed above.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As part of the 2025 RIF described above in Item 2.05, Akerho “AK” Oghoghomeh, the Company’s Chief Marketing Officer, will leave the Company. His last day working was February 25, 2025, and his last day of employment will be March 4, 2025. The role of Chief Marketing Officer has been eliminated and responsibilities for the marketing function will be redistributed across other Company employees.
Item 7.01 Regulation FD Disclosure.
In conjunction with the press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2024, on February 26, 2025, the Company also announced the 2025 RIF and suspension of its current operational activities in China, including the China RIF, described above in Item 2.05 of this Current Report on Form 8-K. The full text of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated in this Item 7.01, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
2025 Virtual Annual Meeting of Stockholders
The Company will hold its 2025 virtual annual meeting of stockholders on Tuesday, May 20, 2025 at 8:00 a.m. Pacific Time. The Board has established the close of business on March 24, 2025 as the record date for determining stockholders entitled to vote at the 2025 virtual annual meeting of stockholders. Additional information regarding the Company’s 2025 virtual annual meeting of stockholders will be disclosed in the Company’s Proxy Statement to be filed with the Securities and Exchange Commission (the “SEC”).
Note Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws, including statements relating to the Company’s operations and financial results, and expected charges and savings related to the Company’s workforce reductions and suspension of the Company’s current operational activities in China. The results and impact of the foregoing are difficult to predict. For example, the charges the Company estimates that it will incur as a result of these activities may be greater than anticipated, completion of the workforce reductions and suspension of operational activities in China may take longer than anticipated, the Company may be unable to realize the contemplated benefits in connection with the workforce reductions and suspension of operational activities in China and the workforce reductions and suspension of operational activities in China may have a material adverse impact on the Company’s performance.
Forward-looking statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made or implied herein including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on March 1, 2024, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2024 filed with the SEC on May 9, 2024, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 29, 2024 filed with the SEC on August 8, 2024, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2024 filed with the SEC on November 7, 2024, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 to be filed with the SEC, as well as other factors described from time to time in the Company's filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Beyond Meat, Inc. dated February 26, 2025
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Lubi Kutua
Lubi Kutua
Chief Financial Officer and Treasurer

Date: February 26, 2025